UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 5, 2005

                              XYBERNAUT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-15086                                               54-1799851
 (Commission File Number)                                    (I.R.S. Employer
                                                          Identification Number)


                                 (703) 631-6925
              (Registrant's Telephone Number, Including Area Code)

     12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA                     22033
      (Address of Principal Executive Offices)                    (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
            RULE OR STANDARD; TRANSFER OF LISTING

On April 1, 2005, Xybernaut Corporation (the "Company") filed a Form 8-K which disclosed, among other things, that the filing of its Form 10-K and other related reports for the year ended December 31, 2004, anticipated to occur on such day, would be further delayed, pending completion of an internal investigation undertaken by its Audit Committee.

On April 5, 2005, the Company received notice from The Nasdaq Stock Market ("Nasdaq") of Nasdaq's intent to delist the Company's securities at the opening of business on April 14, 2005, subject to the Company's right to request a hearing with the Nasdaq Listing Qualifications Panel (the "Panel") in accordance with the Marketplace Rule 4800 Series. In the notice, Nasdaq asserted that the Company is in violation of Nasdaq Marketplace Rule 4310(c)(14) because, as the Company previously announced, it has not yet filed its Annual Report on Form 10-K with Nasdaq and the SEC. Prior to April 12, 2005, the Company intends to request a hearing before the Panel to review the staff's determination which will suspend the delisting of the Company's securities until the hearing determination. There can be no assurance that, following the hearing, the Panel will grant the Company's request for continued listing.

In addition, as provided in the notice, at the opening of business on April 7, 2005, an "E" was appended to the end of the Company's trading symbol for its securities, so that the symbol became "XYBRE".


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

The Company announced today that investors and others should refrain from relying upon the Company's historical financial statements, together with the related audit reports the Company received from its outside auditors, Grant Thornton LLP, for the years ended December 31, 2002 and 2003, and interim quarterly reports for the quarters ended March 31, 2003, June 30, 2003, September 30, 2003, March 31, 2004, June 30, 2004 and September 30, 2004.

The Company's action was taken in response to a letter which the Company received from Grant Thornton LLP, on April 6, 2005, indicating that the nature of the items disclosed by the Company in its Form 8-K filed on April 1, 2005, and the uncertainties surrounding the results of the ongoing Audit Committee investigation disclosed in such Form 8-K, have caused the firm to question the accuracy and reliability of the Company's accounting and related disclosures provided in the specified prior period financial statements. The Audit Committee has reviewed the Company's disclosure in this Form 8-K and the press release attached hereto with Grant Thornton LLP.


ITEM 8.01   OTHER EVENTS

On April 8, 2005, the Company issued a press release relating to the information contained in this Form 8-K, a copy of which is filed as Exhibit 99.2 to this Form 8-K.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

         99.1    Letter, dated April 4, 2005, from Grant Thornton LLP to the
                 Company

         99.2    Press Release of the Company, dated April 8, 2005




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on April 8, 2005.


                                              XYBERNAUT CORPORATION


                                              BY:  /s/ Bruce C. Hayden
                                                   -----------------------------
                                                   Bruce C. Hayden
                                                   Senior Vice President and
                                                   Chief Financial Officer

Date: April 8, 2005